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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DARDEN RESTAURANTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 16, 2002

Dear Shareholders:

On behalf of your Board of Directors, it is my pleasure to invite you to attend the 2002 Annual Meeting of Shareholders of Darden Restaurants, Inc. The meeting will be held on Thursday, September 19, 2002, at 10:00 a.m., Eastern Daylight Savings Time, at the Gaylord Palms Orlando Resort Hotel, 6000 W. Osceola Parkway, Kissimmee, Florida 34746. All holders of our outstanding common shares as of the close of business on July 22, 2002, are entitled to vote at the meeting.

At this year's meeting, you will be asked to (1) elect a full Board of thirteen directors, (2) approve the Darden Restaurants, Inc. 2002 Stock Incentive Plan, and (3) ratify the Board's appointment of KPMG LLP as our independent auditors for the fiscal year ending May 25, 2003. The enclosed notice of meeting and proxy statement contain details about the business to be conducted at the meeting. Please read these documents carefully. We will set aside time at the meeting for discussion of each item of business, and we will provide you with the opportunity to ask questions. If you will need special assistance at the meeting because of a disability, please contact Paula J. Shives, Secretary, Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, Florida 32809, phone (407) 245-6565.

It is important that your shares be represented at the meeting, whether or not you plan to attend in person. We urge you to promptly mark, sign, date and return the enclosed proxy card, or vote by Internet or telephone by following the instructions on the card. The proxy statement provides further information about the meeting and your voting options.

Your vote is important. Thank you for your support.

Sincerely,
Joe R. Lee Chairman of the Board of Directors and Chief Executive Officer

DARDEN RESTAURANTS, INC.
5900 Lake Ellenor Drive
Orlando, Florida 32809

NOTICE OF
2002 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE OF MEETING:	10:00 a.m., Eastern Daylight Savings Time, on Thursday, September 19, 2002
PLACE:	Gaylord Palms Orlando Resort Hotel 6000 W. Osceola Parkway Kissimmee, Florida 34746
ITEMS OF BUSINESS:	• To elect the full Board of thirteen directors to serve until the next annual meeting of shareholders;
• To approve the Darden Restaurants, Inc. 2002 Stock Incentive Plan;
• To ratify the Board's appointment of KPMG LLP as our independent auditors for the fiscal year ending May 25, 2003; and
• To transact such other business, if any, as may properly come before the meeting and any adjournment.
WHO CAN VOTE / RECORD DATE:	You can vote at the meeting and any adjournment if you were a common shareholder of record at the close of business on July 22, 2002.
ANNUAL REPORT:	A copy of our 2002 Annual Report is enclosed.
DATE OF MAILING:	This notice and the proxy statement are first being mailed to shareholders on or about August 16, 2002.
By Order of the Board of Directors
Paula J. Shives Senior Vice President, General Counsel and Secretary

August 16, 2002

DARDEN RESTAURANTS, INC.
5900 Lake Ellenor Drive
Orlando, FL 32809

PROXY STATEMENT
For Annual Meeting of Shareholders to be held on
September 19, 2002

ABOUT THE MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2002 Annual Meeting of Shareholders. This proxy statement summarizes information concerning the matters to be presented at the meeting and related information that will help you make an informed vote at the meeting. This proxy statement and the accompanying proxy card are first being mailed to shareholders on or about August 16, 2002.

WHEN IS THE ANNUAL MEETING?

The annual meeting will be held on Thursday, September 19, 2002, at 10:00 a.m., EDST, at the Gaylord Palms Orlando Resort Hotel, 6000 W. Osceola Parkway, Kissimmee, Florida 34746.

WHAT AM I VOTING ON?

At the annual meeting, you will be voting:

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To elect the full Board of thirteen directors to serve until the next annual meeting of shareholders;

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To approve the Darden Restaurants, Inc. 2002 Stock Incentive Plan;

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To ratify the Board's appointment of KPMG LLP as our independent auditors for the fiscal year ending May 25, 2003; and

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To consider such other business, if any, as may properly come before the meeting and any adjournment.

HOW DO YOU RECOMMEND THAT I VOTE ON THESE ITEMS?

The Board of Directors recommends that you vote FOR each of the nominees to the Board, FOR approval of the Darden Restaurants, Inc. 2002 Stock Incentive Plan, and FOR ratification of the Board's appointment of KPMG LLP as our independent auditors for fiscal 2003.

WHO IS ENTITLED TO VOTE?

You may vote if you owned our common shares as of the close of business on Monday, July 22, 2002, the record date for the annual meeting.

HOW MANY VOTES DO I HAVE?

You are entitled to one vote for each common share you own. As of the close of business on July 22, 2002, we had 171,303,323 common shares outstanding. The shares held in our treasury are not considered outstanding and will not be voted or considered present at the meeting.

HOW DO I VOTE BY PROXY BEFORE THE MEETING?

Before the meeting, you may vote your shares in one of the following three ways:

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By Internet, which we encourage you to do if you have Internet access, at the address shown on your proxy card;

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By telephone at the number shown on your proxy card; or

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By mail by completing, signing, dating and returning the enclosed proxy card.

Please use only one of the three ways to vote.

ABOUT THE MEETING

Please follow the directions on your proxy card carefully. If you hold shares in the name of a broker, your ability to vote those shares by telephone or Internet depends on the voting procedures used by your broker, as explained below under the question "How Do I Vote if My Broker Holds My Shares in Street Name?" The Florida Business Corporation Act provides that a shareholder may appoint a proxy by electronic transmission, so we believe that the telephone and Internet voting procedures available to shareholders are valid and consistent with the requirements of applicable law.

MAY I VOTE MY SHARES IN PERSON AT THE MEETING?

Yes. You may vote your shares at the meeting if you attend in person, even if you previously submitted a proxy card or voted by Internet or telephone. Whether or not you plan to attend the meeting, however, we encourage you to vote your shares by proxy before the meeting.

MAY I CHANGE MY MIND AFTER I VOTE?

Yes. You may change your vote or revoke your proxy at any time before the polls close at the meeting. You may change your vote by:

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signing another proxy card with a later date and returning it to us prior to the meeting,

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voting again by telephone or Internet prior to the meeting, or

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voting again at the meeting.

You also may revoke your proxy prior to the meeting without submitting any new vote by sending a written notice that you are withdrawing your vote to our Secretary at the address listed above.

WHAT SHARES ARE INCLUDED ON MY PROXY CARD?

Your proxy card includes shares held in your own name and shares held in any Darden plan, including the Darden Direct Advantage Investment Program (DRIP) and Employee Stock Purchase Plan (ESPP). You may vote these shares by Internet, telephone or mail, all as described on the enclosed proxy card.

HOW DO I VOTE IF I PARTICIPATE IN THE DARDEN SAVINGS PLAN?

If you hold shares in the Darden Savings Plan, which includes shares held in the Darden Stock Fund in the 401(k) plan, the Employee Stock Ownership Plan (ESOP) and after-tax accounts, these shares have been added to your other holdings on your proxy card. Your completed proxy card serves as voting instructions to the trustee of the Savings Plan. You may direct the trustee how to vote your Savings Plan shares by submitting your proxy vote for those shares, along with the rest of your shares, by Internet, telephone or mail, all as described on the enclosed proxy card. If you do not instruct the trustee how to vote, your Savings Plan shares will be voted by the trustee in the same proportion that it votes shares in other Savings Plan accounts for which it did receive timely voting instructions.

HOW DO I VOTE IF MY BROKER HOLDS MY SHARES IN "STREET NAME"?

If your shares are held in a brokerage account in the name of your bank or broker (this is called "street name"), those shares are not included in the total number of shares listed as owned by you on the enclosed proxy card. Instead, your bank or broker will send you directions how to vote those shares. Many (but not all) brokerage firms and banks participate in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options.

WILL MY SHARES HELD IN STREET NAME BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are held in the name of a brokerage firm, your shares might be voted even if you do not provide the brokerage firm with voting instructions. Under the rules of the New

ABOUT THE MEETING

York Stock Exchange, on certain "routine" matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. The election of directors, the proposal to approve the 2002 Stock Incentive Plan and the proposal to ratify the Board's appointment of KPMG LLP as our independent auditors are considered routine matters for this purpose, assuming that no contest arises as to any of these matters.

WHAT IF I RETURN MY PROXY CARD OR VOTE BY INTERNET OR PHONE BUT DO NOT SPECIFY HOW I WANT TO VOTE?

If you sign and return your proxy card or complete the Internet or telephone voting procedures but do not specify how you want to vote your shares, we will vote them:

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FOR the election of each of the director nominees;

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FOR approval of the Darden Restaurants, Inc. 2002 Stock Incentive Plan; and

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FOR approval of the Board's appointment of KPMG LLP as our independent auditors for the fiscal year ending May 25, 2003.

If you participate in the Darden Savings Plan and do not submit timely voting instructions, the trustee of the plan will vote the shares in your plan account in the same proportion that it votes shares in other Savings Plan accounts for which it did receive timely voting instructions, as explained above under the question "How Do I Vote if I Participate in the Darden Savings Plan?"

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you received more than one proxy card, you have multiple accounts with your brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. You may contact our transfer agent, Wachovia Bank, National Association (formerly known as First Union National Bank), at 1-800-829-8432.

WHO MAY ATTEND THE MEETING?

The annual meeting is open to all holders of our common shares. To attend the meeting, you will need to register upon arrival. We also may check for your name on our shareholders' list and ask you to produce valid identification. If your shares are held in street name by your broker or bank, you should bring your most recent brokerage account statement or other evidence of your share ownership. If we cannot verify that you own Darden shares, it is possible that you may not be admitted to the meeting.

MAY SHAREHOLDERS ASK QUESTIONS AT THE MEETING?

Yes. Our representatives will answer your questions of general interest at the end of the meeting. In order to give a greater number of shareholders an opportunity to ask questions, we may impose certain procedural requirements, such as limiting repetitive or follow-up questions.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

In order for us to conduct our meeting, a majority of our outstanding common shares as of July 22, 2002, must be present in person or by proxy at the meeting. This is called a quorum. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. Abstentions and "broker non-votes" (as explained below under the question "What Is a 'Broker Non-Vote'?") also will be counted for purposes of establishing a quorum.

ABOUT THE MEETING

HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

The thirteen nominees receiving the highest number of "FOR" votes will be elected as directors. This number is called a plurality. Consequently, shares that are not voted, whether because you marked your proxy card to withhold authority for all or some nominees, or because you did not complete and return your proxy card, will have no impact on the election of directors.

HOW MANY VOTES ARE NEEDED TO APPROVE THE 2002 STOCK INCENTIVE PLAN?

In order to be approved, this proposal must receive the "FOR" vote of a majority of the shares present and voting at the meeting, including those voted by proxy card, phone and Internet. If you submit a properly executed proxy card or use the Internet or telephone to indicate "ABSTAIN" with respect to this proposal, your vote will not be counted. Accordingly, abstentions will have the effect of a vote "AGAINST" this proposal.

HOW MANY VOTES ARE NEEDED TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS?

Shareholder approval for the appointment of our auditors is not required, but the Board is submitting the selection of KPMG LLP for ratification in order to obtain the views of our shareholders. In order to be approved, this proposal must receive the "FOR" vote of a majority of the shares present and voting at the meeting, including those voted by proxy card, phone and Internet. If you submit a properly executed proxy card or use the Internet or telephone to indicate "ABSTAIN" with respect to this proposal, your vote will not be counted. Accordingly, abstentions will have the effect of a vote "AGAINST" this proposal. If the appointment of KPMG LLP is not ratified, the Board will reconsider its selection.

WHAT IS A "BROKER NON-VOTE"?

If you own shares through a bank or broker in street name, you may instruct your bank or broker how to vote your shares. A "broker non-vote" occurs when you fail to provide your bank or broker with voting instructions and the bank or broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a routine matter under the New York Stock Exchange rules. As explained above under the question "Will My Shares Held in Street Name Be Voted If I Do Not Provide My Proxy?", this year's proposals are all considered routine matters under the applicable rules, so your bank or broker will have discretionary authority to vote your shares held in street name on those items. However, a broker non-vote may occur if your broker fails to vote your shares for any reason. A broker non-vote will have no effect on the proposal to elect directors, because directors are elected based on the actual number of votes cast. A broker non-vote will be considered a vote "AGAINST" the proposal to approve the 2002 Stock Incentive Plan or to ratify the appointment of our independent auditors, because those proposals must be adopted by a majority of the shares present and voting at the meeting.

HOW WILL VOTING ON "ANY OTHER BUSINESS" BE CONDUCTED?

We have not received proper notice of, and are not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

Our Board of Directors is making this solicitation of proxies on our behalf. We will pay the costs of the solicitation, including the

ABOUT THE MEETING

costs for preparing, printing and mailing this proxy statement. We have hired Georgeson Shareholder Communications, Inc. to assist us in soliciting proxies. It may do so by telephone, in person or by other electronic communications. We anticipate paying Georgeson a fee of $12,500, plus expenses, for these services. We also will reimburse brokers, nominees and fiduciaries for their costs in sending proxies and proxy materials to our shareholders so you can vote your shares. Our directors, officers and regular employees may supplement Georgeson's proxy solicitation efforts by contacting you by telephone or electronic communication or in person. We will not pay directors, officers or other regular employees any additional compensation for their proxy solicitation efforts.

HOW CAN I FIND THE VOTING RESULTS OF THE MEETING?

We expect to provide a general summary of the voting results shortly after the meeting in a press release and on a posting on our website at www.dardenusa.com. We also will include the voting results in our Form 10-Q for the quarter ended November 24, 2002, which we expect to file with the Securities and Exchange Commission (SEC) in January 2003.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR, OR NOMINATE A DIRECTOR FOR ELECTION AT, NEXT YEAR'S ANNUAL MEETING?

If you wish to submit a proposal to be included in our proxy statement for our 2003 Annual Meeting of Shareholders, we must receive it at our principal office on or before April 18, 2003. Please address your proposal to: Secretary, Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, Florida 32809.

We will not be required to include in our proxy statement a shareholder proposal that is received after that date or that otherwise does not meet the requirements for shareholder proposals established by the SEC or set forth in our bylaws.

If you miss the deadline for including a proposal in our printed proxy statement, or would like to nominate a director or bring other business before the 2003 annual meeting, under our current bylaws (which are subject to amendment at any time), you must:

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notify our corporate Secretary in writing not less than 90 days prior to the meeting, provided we have given at least 90 days' prior notice or public disclosure of the date of the meeting, and if 90 days' prior notice or public disclosure is not given, your notice to the Secretary must be received no later than the close of business on the tenth day following the day on which we actually mail the notice or otherwise provide public disclosure of the meeting date; and

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include in your notice the specific information required by our bylaws.

If you would like to review our bylaws, we will send you a copy without charge. Please request a copy by writing to our Secretary at the address shown above.

ARE THE FIGURES IN THIS PROXY STATEMENT ADJUSTED TO REFLECT OUR RECENT STOCK SPLIT?

Yes. Unless otherwise noted, all share numbers, share prices and option exercise prices have been adjusted to reflect our 3-for-2 stock split effected in the form of a 50% share dividend paid on May 1, 2002, to shareholders of record as of April 10, 2002.

ELECTION OF DIRECTORS AND DIRECTORS BIOGRAPHIES (Item 1 on Proxy Card)

HOW MANY PEOPLE ARE ON THE BOARD OF DIRECTORS AND HOW OFTEN ARE THEY ELECTED?

Our Board currently has thirteen members. Each director stands for election every year.

ARE ALL OF OUR DIRECTORS STANDING FOR RE-ELECTION?

Yes. All of our current directors are standing for re-election.

WHO ARE THIS YEAR'S NOMINEES?

The following directors are standing for election this year to hold office until the 2003 Annual Meeting of Shareholders and until their successors are elected. Proxies for this annual meeting cannot be voted for more than thirteen directors. All of the nominees have previously served on the Board.

LEONARD L. BERRY, 59, Director since 2001

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Distinguished Professor of Marketing and M.B. Zale Chair in Retailing and Marketing Leadership, Mays College of Business, Texas A&M University, since 1982.
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Member of the Board of Directors of:
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Genesco, Inc.
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Lowe's Companies, Inc.

BRADLEY D. BLUM, 48, Director since 1997

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Our Vice Chairman since March 2002.
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Our Executive Vice President from September 1997 until March 2002 and President of Olive Garden® from December 1994 until March 2002.
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Our Senior Vice President from 1995 to September 1997.
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Joined us as Senior Vice President of Marketing for Olive Garden in 1994.
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Previously held various positions during a 16-year career with General Mills, Inc., a manufacturer and marketer of consumer food products and our former parent.

ODIE C. DONALD, 52, Director since 1998

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Consultant (since July 2001) to and former President (from April 2000 to July 2001) of DIRECTV, Inc., a direct broadcast satellite television service and a unit of Hughes Electronics Corporation.
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Chief Executive Officer of Cable & Wireless Plc, a communications company serving the Caribbean and Atlantic Islands, from 1999 to 2000.
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Retired after a 25-year career with BellSouth Corporation, where he held various positions, including:
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Group President—Customer Operations for BellSouth Telecommunications, Inc., a provider of tariffed wireline telecommunications services and a wholly owned subsidiary of BellSouth Corporation, from 1998 to 1999.
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President of Bellsouth Mobility, a cellular communications company, from 1992 to 1998.

JULIUS ERVING, II, 52, Director since 1998

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Vice President of RDV Sports, a sports and wellness management company, and Executive Vice President of its division, the Orlando Magic, a professional NBA basketball team, since 1997.
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President of the Erving Group, Inc., which handles Mr. Erving's various product endorsements and promotions, since 1979.
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Member of the Board of Directors of:
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Converse, Inc.
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Saks Incorporated
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The Sports Authority, Inc.
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Williams Communications Group, Inc.

DAVID H. HUGHES, 58, Director since 2001

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Chairman and CEO of Hughes Supply, Inc., a diversified wholesale distributor of construction and industrial materials, equipment and supplies, since 1986.
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Member of the Board of Directors of:
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Hughes Supply, Inc.
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SunTrust Banks, Inc.
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Brown & Brown, Inc.

ELECTION OF DIRECTORS AND DIRECTORS BIOGRAPHIES (Item 1 on Proxy Card)

JOE R. LEE, 61, Director since 1995

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Our Chief Executive Officer since December 1994 and our Chairman of the Board since April 1995.
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Joined Red Lobster® in 1967 as a member of its opening management team and became its President in 1975.
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From 1970 to 1995, held various positions with General Mills, Inc., a manufacturer and marketer of consumer food products and our former parent, including Vice Chairman, with responsibility for various consumer foods businesses and corporate staff functions, Chief Financial Officer and Executive Vice President, Finance and International Restaurants.
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Member of the Board of Directors of:
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Tupperware Corporation

SENATOR CONNIE MACK, III, 61, Director since March 2001

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Senior Policy Advisor for Shaw, Pittman, Potts & Trowbridge, a Washington, D.C. law firm, since February 2001.
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United States Senator (R-Florida) from 1988 to 2000.
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United States Congressman (R-Florida) from 1982 to 1988.
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Member of the Board of Directors of:
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EXACT Sciences Corporation
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Genzyme Corporation
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LNR Property Corporation
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Moody's Corporation
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Mutual of America Life Insurance Company

RICHARD E. RIVERA, 55, Director since 1997

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Our Vice Chairman since March 2002.
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Our Executive Vice President and President of Red Lobster from December 1997 until March 2002.
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President and Chief Executive Officer of Chart House Restaurants, Inc. from July to December 1997.
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President and Chief Executive Officer of RARE Hospitality International, Inc., owner of LongHorn Steakhouse restaurants, from 1994 to 1997.
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President and Chief Executive Officer of TGI Friday's, Inc. from 1988 to 1994.
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Began career with Steak & Ale Restaurants of America and has held various leadership positions in the restaurant industry over the last 25 years, including as a Director of the National Restaurant Association.

MICHAEL D. ROSE, 60, Director since 1995

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Chairman of Gaylord Entertainment Company, a diversified entertainment company, since April 2001.
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Private investor and Chairman of Midaro Investments, Inc., a privately held investment firm, from 1998 to present.
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Chairman of the Board of Promus Hotel Corporation, a franchiser and operator of hotel brands, from 1995 to 1997.
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Chairman of the Board of Harrah's Entertainment, Inc., a casino operator, from 1995 to 1996.
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Chairman from 1990 to 1995 and Chief Executive Officer from 1990 to 1994 of The Promus Companies, Incorporated, a hotel operator.
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Member of the Board of Directors of:
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Felcor Lodging Trust, Inc.
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First Tennessee National Corp.
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Gaylord Entertainment Company
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SteinMart, Inc.

MARIA A. SASTRE, 47, Director since 1998

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Vice President, Total Guest Satisfaction Services for Royal Caribbean International, a unit of Royal Caribbean Cruises, Ltd., a global cruise line company, since 2000.
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Vice President for Latin America and Miami from 1995 to 1999 and Director of International Sales and Marketing for Asia, Europe and Latin America from 1994 to 1995 for United Air Lines, Inc., a commercial air transportation company.

ELECTION OF DIRECTORS AND DIRECTORS BIOGRAPHIES (Item 1 on Proxy Card)

JACK A. SMITH, 67, Director since 1995

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Retired Chairman from 1994 to 1999 and Chief Executive Officer from 1987 to 1998 of The Sports Authority, Inc., a national sporting goods chain, which he founded in 1987.
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Prior to founding The Sports Authority, held various executive management positions with major national retailers, including Herman's Sporting Goods (Chief Operating Officer), Sears, Roebuck and Co. and Montgomery Ward & Co.
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Member of the Board of Directors of:
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Whitehall Jewelers, Inc.

BLAINE SWEATT, III, 54, Director since 1995

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Our President, New Business Development since September 1996 and Executive Vice President since April 1995.
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Led teams that developed Olive Garden, Bahama Breeze® and Smokey Bones® BBQ Sports Bar concepts, among others.
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Joined Red Lobster in 1976 and named Director of New Restaurant Concept Development in 1981.
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From 1976 to 1995, held various positions with General Mills, Inc., a manufacturer and marketer of consumer food products and our former parent.

RITA P. WILSON, 55, Director since 2000

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Retired President from 1999 to 2000 of Allstate Indemnity Company, an insurance provider and a subsidiary of Allstate Insurance Company.
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Senior Vice President—Corporate Relations of Allstate Insurance Company, an insurance provider, from 1996 to 1999.

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO SERVE?

Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. If a nominee is not able to serve, proxies will be voted for a substitute nominated by the Board of Directors. However, we do not expect this to occur.

HOW DO YOU RECOMMEND THAT I VOTE ON THIS ITEM?

The Board recommends a vote FOR the election of each of the nominees listed above. The shares represented by proxy will be voted FOR the election of these nominees unless you specify otherwise.

APPROVAL OF 2002 STOCK INCENTIVE PLAN (Item 2 on Proxy Card)

WHAT IS THE PURPOSE OF THE 2002 STOCK INCENTIVE PLAN?

The Board believes that our success depends in large measure on our ability to attract and retain highly qualified officers, employees and non-employee directors who are motivated to put forth maximum effort on our behalf and on behalf of our shareholders. Compensation based upon our common stock encourages these persons to align their interests with that of shareholders generally. We currently provide for the award of stock options and restricted stock to non-employee directors through our Stock Plan for Directors (Director Stock Plan), and to officers and key employees through our Stock Option and Long-Term Incentive Plan of 1995 (1995 Plan) and Restaurant Management and Employee Stock Plan of 2000 (2000 Plan). As of July 22, 2002, we only had an aggregate of 5,416,092 shares remaining available for future awards under the 1995 Plan, 2000 Plan and Director Stock Plan. The Board believes that the continuation of stock-based compen-sation programs is essential in attracting, retaining and motivating these individuals to enhance the growth of Darden and our subsidiaries, and the 2002 Plan will allow for the continued use of stock-based compensation. In addition, the Board has determined that a plan that permits the continued award of shares with more flexible terms will better promote our long-term financial success than the current plans. As a result, we are proposing the Darden Restaurants, Inc. 2002 Stock Incentive Plan (2002 Plan).

HAS THE BOARD APPROVED THE 2002 STOCK INCENTIVE PLAN?

Yes. The Board adopted the 2002 Plan effective July 26, 2002, subject to approval of our shareholders. Accordingly, we are asking you to approve the 2002 Plan at the Annual Meeting. The 2002 Plan will become effective upon approval by the shareholders.

HOW DOES THE 2002 PLAN RELATE TO OUR OTHER STOCK PLANS?

Approval of the 2002 Plan will have no effect on the 1995 Plan, the 2000 Plan or the Director Stock Plan. Those plans will remain in effect whether or not the 2002 Plan is approved, and awards will continue to be granted under those plans.

WHAT ARE THE KEY FEATURES OF THE 2002 PLAN?

The material terms of the 2002 Plan are summarized below, and the full text of the 2002 Plan is attached as Exhibit A to this proxy statement. The 2002 Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (Code), regarding the deductibility of executive compensation. In addition, it is intended that the 2002 Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Code.

WHO IS ELIGIBLE TO RECEIVE AWARDS UNDER THE 2002 PLAN?

Our employees, officers, consultants, advisors and non-employee directors providing services to us or any of our affiliates are eligible to receive awards under the 2002 Plan.

WHAT IS THE TERM OF THE 2002 PLAN?

The term of the 2002 Plan is indefinite, but awards may have a term of no more than ten years.

HOW WILL THE 2002 PLAN BE ADMINISTERED?

The 2002 Plan will be administered by the Compensation Committee of the Board of Directors, which is composed solely of non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (Exchange Act) and outside directors within the

APPROVAL OF 2002 STOCK INCENTIVE PLAN (Item 2 on Proxy Card)

meaning of Section 162(m) of the Code. The 2002 Plan will be administered in accordance with the requirements for the award of "qualified performance-based compensation" under Section 162(m) of the Code.

The Compensation Committee may (subject to express limitations in the 2002 Plan):

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designate persons eligible for awards under the 2002 Plan;
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determine the type of award and number of shares covered by each award;
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determine the terms and conditions of any award or award agreement, including whether a participant shall be required to deposit shares of our common stock as a condition to receiving an award;
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accelerate the exercisability of (or lapse of restrictions relating to) any award;
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determine whether amounts payable under an award may be deferred;
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determine the types of consideration that may be used to exercise an award;
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interpret and administer the 2002 Plan and any award agreement; and
•
establish rules for the administration of the 2002 Plan.

The Compensation Committee may also determine whether an award may be canceled, forfeited or suspended, and may amend or waive the terms and conditions of an outstanding award, but may not reprice, or adjust or amend the exercise price of, any outstanding stock option or stock appreciation right except in order to prevent dilution or enlargement of the benefits intended under the 2002 Plan in the case of a stock split or other recapitalization. The Compensation Committee may delegate its power under the 2002 Plan to one or more directors, including a director who is also a senior executive officer of Darden, except that the Compensation Committee may not delegate its powers to grant awards to our executive officers or directors who are subject to Section 16 of the Exchange Act or in a way that would violate Section 162(m) of the Code. The Board of Directors also may exercise the powers of the Compensation Committee at any time, so long as its actions would comply with Section 162(m) of the Code.

HOW MANY SHARES ARE AVAILABLE FOR ISSUANCE UNDER THE 2002 PLAN?

The aggregate number of shares of common stock that may be issued under all awards made under the 2002 Plan will be 8,550,000, subject to adjustment pursuant to a stock split or other recapitalization in order to prevent dilution or enlargement of the benefits intended under the 2002 Plan.

The 2002 Plan contains limitations on the number of shares that may be subject to certain awards. The maximum number of shares that may be issued pursuant to grants of restricted stock and restricted stock units is 1,700,000. Our non-employee directors may not be granted awards in the aggregate for more than five percent of the shares available for awards under the 2002 Plan. No eligible person under the 2002 Plan may be granted awards under the plan in any calendar year, the value of which is based solely on an increase in the value of our common stock after the date of grant of the award, for more than 1,000,000 shares, in the aggregate. The maximum number of shares available for granting incentive stock options under the 2002 Plan will be 8,550,000, subject to adjustment pursuant to a stock split or other recapitalization as provided in the 2002 Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Shares covered by an award under the 2002 Plan that are forfeited, reacquired by us in connection with a deferral election or not purchased will be available again for granting awards under the 2002 Plan. In addition, shares used as payment of the exercise price of an award or in satisfaction of tax obligations relating to an award will be available again for granting awards. The Compensation Committee may adjust the number of shares and share limits described above in the case of a stock dividend

APPROVAL OF 2002 STOCK INCENTIVE PLAN (Item 2 on Proxy Card)

or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2002 Plan.

WHAT TYPES OF AWARDS MAY BE MADE UNDER THE 2002 PLAN?

Under the 2002 Plan, the Compensation Committee may award stock options (including both incentive and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, stock awards and other stock-based awards, and any combination of these. The exercise price per share under any stock option, the grant price of any stock appreciation right, and the purchase price of any security that may be purchased under any other stock-based award will not be less than 100% of the fair market value of our common stock on the date of grant.

Awards may be granted to participants for no cash consideration or for any cash or other consideration required by the Compensation Committee or applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of common stock, cash or any combination thereof, as the Compensation Committee determines.

The Plan provides that all awards are to be evidenced by written notices or agreements containing the terms and conditions of the awards.

Stock Options.  The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. Unless otherwise determined by the Compensation Committee, the fair market value of shares on a given date will be the average of the high and low sale prices of the common stock reported on the New York Stock Exchange on that date (or, if not open for trading on that date, on the most recent preceding date when it was open for trading).

SARs.  The holder of a stock appreciation right will be entitled to receive the excess of the fair market value of one share of our common stock on the date the stock appreciation right is exercised (or, if the Compensation Committee so provides, as of any time during a specified period before or after the exercise date) over the grant price of the stock appreciation right. Stock appreciation rights vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee.

Restricted Stock and Restricted Stock Units.  The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. The minimum vesting period for these awards is three years from the date of grant, unless the award is conditioned on personal performance or the performance of us or our affiliates, in which case the award may vest over a period of at least one year from the date of grant. The Compensation Committee also may permit accelerated vesting in the case of a participant's death, disability or retirement or a change in control of Darden. If the participant's employment or service as a director terminates during the restriction period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Compensation Committee determines that it

APPROVAL OF 2002 STOCK INCENTIVE PLAN (Item 2 on Proxy Card)

would be in our best interest to waive the remaining restrictions.

Dividend Equivalents.  The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our shareholders, with respect to a number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee.

Stock Awards for Non-Employee Directors.  The Compensation Committee may grant unrestricted shares to non-employee directors for purposes consistent with the 2002 Plan, subject to terms and conditions determined by the Compensation Committee and the 2002 Plan limitation that our non-employee directors may not be granted awards in the aggregate for more than five percent of the shares available for awards under the 2002 Plan.

Other Stock-Based Awards.  The Compensation Committee also is authorized to grant other types of awards that are denominated or payable in or otherwise related to our common stock, subject to terms and conditions determined by the Compensation Committee.

MAY AWARDS BE TRANSFERRED?

Awards may only be transferred by will or by the laws of descent and distribution, except that a participant who is subject to Section 16 of the 1934 Act and is eligible for retirement (age 55 with ten years of service) may gift an award to a "family member" as defined by the 2002 Plan. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted, except that options transferred by a Section 16 reporting person to a "family member" may be exercised during the participant's lifetime by the participant or the family member transferee.

MAY THE 2002 PLAN BE AMENDED?

Yes. The Board of Directors may amend or terminate the 2002 Plan at any time, except that prior shareholder approval will be required for any amendment to the 2002 Plan that:

•
requires shareholder approval under the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to us;
•
increases the number of shares authorized under the 2002 Plan (except in the case of a stock split or other recapitalization);
•
increases the number of shares subject to the award limitations described above under "How Many Shares are Available for Issuance Under the 2002 Plan?" (except in the case of a stock split or other recapitalization);
•
permits repricing of outstanding stock options or stock appreciation rights granted under the 2002 Plan (except in the case of a stock split or other recapitalization); or
•
permits the award of stock options or stock appreciation rights under the 2002 Plan with an exercise price less than 100% of the fair market value of a share of common stock.

Subject to the provisions of the Plan or an award notice, the Compensation Committee may not amend any outstanding award notice without the participant's consent, if the action would adversely affect the participant's rights.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE 2002 PLAN?

Grant of Options and SARs.  The grant of a stock option or stock appreciation right is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the

APPROVAL OF 2002 STOCK INCENTIVE PLAN (Item 2 on Proxy Card)

exercise price, and we will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax and possibly a payroll tax liability may arise), and we will not be entitled to an income tax deduction but may incur a payroll tax liability. Upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by us.

Disposition of Options and SARs.  The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or stock appreciation right. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs.  As to other awards granted under the Plan that are payable either in cash or shares of common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of common stock received (determined as of the date of receipt) over (b) the amount (if any) paid for the shares of common stock by the holder of the award. We will be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made under the Code, the holder of the award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares by the holder. We will be entitled at that time to an income tax deduction for the same amount.

Application of Section 16.  Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received through exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction, are determined as of the end of that period.

Delivery of Shares for Tax Obligation.  Under the 2002 Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state tax obligations.

WHAT FUTURE AWARDS WILL BE GRANTED UNDER THE PLAN?

The number and types of awards that will be granted under the 2002 Plan are not determinable, as the Compensation Committee will make these determinations in its sole discretion. The market price per share of our common stock as of July 22, 2002, was $19.81.

APPROVAL OF 2002 STOCK INCENTIVE PLAN (Item 2 on Proxy Card)

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our common shares that may be issued as of May 26, 2002 under our 1995 Plan, 2000 Plan, Director Stock Plan, Compensation Plan for Non-Employee Directors, Conversion Plan and Employee Stock Purchase Plan (ESPP):

	(a)	(b)	(c)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	24,009,914	$11.11	7,061,034(2)

Equity compensation plans not approved by security holders	2,997,898	$14.18	2,716,858(3)

Total	27,007,812	$11.44	9,777,892

(1)
Includes deferred compensation obligations that may be paid out in common stock, and 3,197,068 shares of common stock issuable upon exercise of options under the Conversion Plan.

(2)
Up to 364,673 shares of restricted stock may be issued under the 1995 Plan, and up to 1,190,113 shares of common stock may be issued under the ESPP.

(3)
Up to 79,606 shares of restricted stock may be issued under the 2000 Plan, and up to 98,299 shares of common stock may be issued under the Compensation Plan for Non-Employee Directors. Up to 147,250 additional shares may be issued under the Director Stock Plan, and may be issued as restricted stock.

APPROVAL OF 2002 STOCK INCENTIVE PLAN (Item 2 on Proxy Card)

WHAT ARE THE KEY FEATURES OF THE 1995 PLAN?

The 1995 Plan provides for the issuance of up to 33,300,000 shares of our common stock as non-qualified stock options, restricted stock or restricted stock units. Only our employees are eligible to receive awards under the 1995 Plan. The purpose of the 1995 Plan is to provide incentives and awards to employees who may be responsible for the management, growth and successful development of our restaurants, and to align the interests of employees with those of our shareholders. The 1995 Plan is administered by the Compensation Committee of the Board of Directors. The exercise price of a stock option granted under the 1995 Plan may not be less than the fair market value of the underlying stock on the date of grant, and no option may have a term of more than ten years. The options that are currently outstanding under the 1995 Plan generally vest over a two to four- year period beginning on the date of grant and expire ten years from the date of grant. The restrictions on restricted stock and restricted stock units granted under the plan generally lapse three to ten years after the date of grant. Awards may be made under the 1995 Plan until September 30, 2004. The 1995 Plan was approved by our shareholders in September 1996. For more information about awards under the 1995 Plan, see the information under "What Are the Components of Stock-Based Compensation?" in the Compensation Committee Report.

WHAT ARE THE KEY FEATURES OF THE 2000 PLAN?

The 2000 Plan provides for the issuance of up to 5,400,000 shares of common stock out of our treasury. The 2000 Plan allows us to award non-qualified stock options, restricted stock or restricted stock units. Only our employees are eligible to receive awards under the 2000 Plan, except that our executive officers may not receive awards under the 2000 Plan. The purpose of the 2000 Plan is to provide incentives and awards to employees who may be responsible for the management, growth and sound development of our restaurants, and to align the interests of employees with the interests of our shareholders. The 2000 Plan is administered by the Compensation Committee of the Board of Directors. The exercise price of a stock option granted under the 2000 Plan may not be less than the fair market value of the underlying stock on the date of grant, and no option may have a term of more than ten years. The options that are currently outstanding under the 2000 Plan generally vest over a one to four year period beginning on the date of grant and expire ten years from the date of grant. Awards may be made under the 2000 Plan until January 1, 2004. The 2000 Plan was approved by our Board of Directors.

WHAT ARE THE KEY FEATURES OF THE DIRECTOR STOCK PLAN?

The Director Stock Plan provides for the issuance of up to 375,000 shares of common stock out of our treasury as non-qualified stock options, restricted stock or restricted stock units. Our non-employee directors are the only persons eligible to receive awards under the Director Stock Plan. The purpose of the Director Stock Plan is to provide incentives and awards to non-employee directors to align their interests with those of our shareholders. The Director Stock Plan is administered by the Compensation Committee of the Board of Directors. The exercise price of a stock option granted under the Director Stock Plan may not be less than the fair market value of the underlying stock on the date of grant, and no option may have a term of more than ten years. The options that are currently outstanding under the Director Stock Plan generally vest over a one- to three-year period beginning on the date of grant and expire ten years from the date of grant. The restrictions on restricted stock and restricted stock units granted under the plan generally lapse one year after the date of grant. Awards may be made under the Director Stock Plan until January 1, 2004. The Director Stock Plan was approved by our Board of Directors. For more information

APPROVAL OF 2002 STOCK INCENTIVE PLAN (Item 2 on Proxy Card)

about awards under the Director Stock Plan, see "How Are Directors Compensated?"

WHAT ARE THE KEY FEATURES OF THE COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS?

The Compensation Plan for Non-Employee Directors provides for the issuance of up to 75,000 shares of common stock out of our treasury. The plan allows us to award cash, deferred cash or common stock. Our non-employee directors are the only persons eligible to receive awards under the plan. The purpose of the plan is to provide incentives and awards to non-employee directors to align their interests with those of our shareholders. The plan is administered by the Compensation Committee of the Board of Directors and was approved by the Board. For more information about awards under the Compensation Plan, see the information under "How Are Directors Compensated?"

HOW DO YOU RECOMMEND THAT I VOTE ON THIS ITEM?

The Board of Directors recommends a vote FOR approval of the 2002 Plan. Proxies will be voted FOR the approval of the 2002 Plan, unless shareholders specify otherwise in their proxy.

APPROVAL OF AUDITORS (Item 3 on Proxy Card)

HAS THE BOARD APPROVED KPMG LLP AS DARDEN'S INDEPENDENT AUDITORS?

Yes. The Board of Directors has appointed KPMG LLP as our independent auditors for the fiscal year ending May 25, 2003. KPMG LLP has served as our independent auditors since 1995. Shareholder approval for this appointment is not required, but the Board is submitting the selection of KPMG LLP for ratification to obtain the views of our shareholders. If the appointment is not ratified, the Board will reconsider its selection. Representatives of KPMG LLP are expected to be present at the annual meeting and will be given an opportunity to make a statement and answer appropriate shareholder questions.

HOW DO YOU RECOMMEND THAT I VOTE ON THIS ITEM?

The Board of Directors recommends a vote FOR the ratification of its appointment of KPMG LLP as our independent auditors for the fiscal year ending May 25, 2003. Proxies will be voted FOR this proposal unless shareholders specify otherwise in their proxy.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

HOW OFTEN DID THE BOARD MEET IN FISCAL 2002?

During the fiscal year ended May 26, 2002, the Board of Directors met or took action four times and the various committees of the Board met or took action a total of sixteen times. For the period of his or her Board service in fiscal 2002, each incumbent director attended at least 75% of the meetings of the Board and of the committees on which the director served.

WHAT ARE THE COMMITTEES OF THE BOARD?

Our Board has six committees:

        Executive Committee.    The Executive Committee consists of six directors: Mr. Lee (Chair), Mr. Donald, Senator Mack, Mr. Rose, Ms. Sastre and Mr. Smith. The Executive Committee did not meet in fiscal 2002. Under our bylaws, the Executive Committee has the authority to take all actions that could be taken by the full Board of Directors. The Executive Committee may meet between regularly scheduled Board meetings to take such action as it determines is necessary for our efficient operation.

        Audit Committee.    The Audit Committee consists of six non-employee directors: Mr. Smith (Chair), Dr. Berry, Mr. Donald, Senator Mack, Mr. Hughes and Ms. Wilson. The Audit Committee met five times during fiscal 2002. The Audit Committee met again on June 19, 2002, to determine, among other matters, the recommendation to the Board of Directors regarding the appointment of an independent auditor for shareholder vote at the annual meeting. The Audit Committee also met on July 15, 2002, to review our audited consolidated financial statements for fiscal 2002, and on July 23, 2002, to discuss the certification of our financial statements by our Chief Executive Officer and Chief Financial Officer. The Audit Committee meets separately with representatives of our independent auditors and with representatives of senior management and the internal auditors.

The Audit Committee's primary purpose is one of oversight. The Committee's primary duties and responsibilities are to:

•
Monitor the integrity of our financial reporting process and systems of internal controls regarding finance and accounting.
•
Monitor the independence and performance of our independent auditors and internal auditing department.
•
Provide a channel of communication among the Board, the independent auditors, internal auditors, management and other concerned individuals.
•
Report to the Board of Directors to assist the Board in meeting its fiduciary duties to Darden and our shareholders.

The Audit Committee Report appears elsewhere in this proxy statement.

        Compensation Committee.    The Compensation Committee consists of six non-employee directors: Mr. Rose (Chair), Mr. Donald, Mr. Hughes, Ms. Sastre, Mr. Smith and Ms. Wilson. The Compensation Committee met three times during fiscal 2002. The Compensation Committee:

•
administers the stock option and incentive plans of the Company, and makes or reviews all option grants and awards under these plans;
•
makes recommendations to the Board as to the compensation of the Chief Executive Officer and other senior management serving on the Board;
•
reviews the compensation paid to other corporate officers; and
•
recommends the establishment of policies dealing with various of our compensation and employee benefit plans.

The Compensation Committee Report appears elsewhere in this proxy statement.

        Finance Committee.    The Finance Committee consists of five non-employee directors: Ms. Sastre (Chair), Dr. Berry, Mr. Erving, Mr. Rose

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

and Ms. Wilson. The Finance Committee met twice during fiscal 2002. The Finance Committee:

•
oversees our public offerings of debt and equity securities;
•
reviews major borrowing commitments; and
•
reviews and makes recommendations regarding other significant financial transactions, including our dividend policy.

        Nominating and Governance Committee.    The Nominating and Governance Committee consists of five non-employee directors: Mr. Donald (chair), Mr. Erving, Senator Mack, Mr. Rose and Ms. Sastre. The Nominating and Governance Committee met three times during fiscal 2002. The Nominating and Governance Committee:

•
reviews policies and procedures of the Board of Directors;
•
proposes a slate of directors for election by the shareholders at each annual meeting;
•
proposes candidates to fill vacancies on the Board; and
•
conducts research to identify suitable candidates for Board membership, seeking individuals who will make a substantial contribution to us.

The Nominating and Governance Committee will consider candidates recommended by shareholders. If you wish to nominate a candidate, please forward the candidate's name and a detailed description of the candidate's qualifications to: Secretary, Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, Florida 32809. A shareholder wishing to nominate a candidate must also comply with the procedures described above under the question "How Do I Submit a Shareholder Proposal for, or Nominate a Director for Election at, Next Year's Annual Meeting?"

        Public Responsibility Committee.    The Public Responsibility Committee consists of six non-employee directors: Mr. Erving (Chair), Dr. Berry, Mr. Hughes, Senator Mack, Mr. Smith and Ms. Wilson. The Public Responsibility Committee met three times during fiscal 2002. The duties of the Public Responsibility Committee are to review and make recommendations regarding our policies, programs and practices to assure that they are consistent with social and legal obligations to employees, consumers and society.

HOW ARE DIRECTORS COMPENSATED?

Directors who also are our employees do not receive additional compensation for serving on the Board of Directors.

Each non-employee director receives an annual retainer of $15,000 plus $1,000 for each Board meeting attended, and $700 for each committee meeting attended or $1,000 for each committee meeting chaired. The non-employee directors' remuneration is due and paid quarterly, unless the director elects to defer the payment under our Compensation Plan for Non-Employee Directors. Pursuant to this plan, the non-employee directors may elect to receive all or a portion of their annual retainer and meeting fees:

•
in cash;
•
in cash deferred for any number of years up to the completion of Board service, which amounts are invested in a fund that tracks the value of our common stock, is credited with dividend equivalents and is paid out in shares of our common stock;
•
in common shares having a fair market value equal to the remuneration due; or
•
in a combination of the foregoing alternatives.

A total of 75,000 common shares is authorized for issuance under our Compensation Plan for Non-Employee Directors.

In the past, non-employee directors also received 3,000 shares of restricted common stock annually upon election or re-election to the Board. The restricted shares were granted under our Director Stock Plan. The restrictions on these shares lapsed on the date of the next year's annual meeting. A director could elect to defer delivery of the shares until a subsequent annual meeting date or until completion of the director's Board service. A director also could elect to receive the

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

equivalent of 1,000 shares of the annual restricted stock award in cash, which also could be deferred.

Beginning in September 2002, instead of receiving this annual grant of restricted stock, each non-employee director will receive a stock grant valued at $100,000 upon election or re-election to the Board. The number of common shares received will equal $100,000 divided by the fair market value of our common stock on the date of grant. The shares will vest immediately, but will be restricted from transfer for a period of one year. A director may elect to defer receipt of these shares until completion of Board service or beyond. A director also may elect to receive 25% or 50% of the $100,000 stock grant in cash instead of stock.

Upon initial election to the Board, each non-employee director also receives a one-time grant of an option to purchase 12,500 shares of our common stock. The option becomes exercisable three years after grant. Upon re-election to the Board at each annual meeting of shareholders, each non-employee director is granted an option to purchase 3,000 shares of our common stock.

These options become exercisable one year after grant. In addition, each director may choose to receive, in lieu of the cash compensation portion of director's fees, stock options determined to be of equal value to the foregone cash fees, which options are exercisable six months after grant. All of these stock options have an exercise price equal to the fair market value of our common shares on the date of grant and have a term of ten years.

In the past, all grants of shares and options to our non-employee directors (other than the payments described above made under our Compensation Plan for Non-Employee Directors) were made under our Director Stock Plan. A total of 375,000 common shares is authorized for issuance under that plan. If the 2002 Plan is approved by shareholders, future grants of shares and options to our non-employee directors (other than the payments described above made under our Compensation Plan for Non-Employee Directors) will be made under the 2002 Plan.

We also pay the premiums on directors' and officers' liability and business travel accident insurance policies covering the directors.

SHARE OWNERSHIP

SECURITY OWNERSHIP OF MANAGEMENT

This table shows the beneficial ownership of our common shares, and information concerning restricted stock units and phantom stock units, as of the end of our fiscal year on May 26, 2002 (and including the fiscal 2002 restricted share awards issued June 19, 2002), by our directors, director nominees, executive officers named in the Summary Compensation Table below, and all of our directors and executive officers as a group. Under applicable SEC rules, the definition of beneficial ownership for purposes of this table includes shares over which a person has sole or shared voting power, or sole or shared power to invest or dispose of the shares, whether or not a person has any economic interest in the shares, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days of May 26, 2002. Except as otherwise indicated, a person has sole voting and investment power with respect to the common shares beneficially owned by that person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Shares (1)		Restricted Stock Units and Phantom Stock Units (2)	Common Shares Beneficially Owned as Percent of Common Shares Outstanding (3)

Leonard L. Berry	6,000		—	*

Bradley D. Blum	1,044,000	(4)	—	*

Odie C. Donald	44,169		18,339	*

Julius Erving, II	9,000		9,089	*

David H. Hughes	7,500	(5)	4,505	*

Joe R. Lee	3,644,602	(6)	—	2.09%

Senator Connie Mack, III	6,890	(7)	688	*

Clarence Otis, Jr.	249,929		—	*

Richard E. Rivera	1,072,584		—	*

Michael D. Rose	96,263		20,075	*

Maria A. Sastre	27,051		3,017	*

Jack A. Smith	41,625		17,157	*

Blaine Sweatt, III	1,224,993		—	*

Rita P. Wilson	7,500		6,040	*

All directors and executive officers as a group (25 persons)	9,891,598	(8)	83,991	5.51%

*
Less than 1%.

(1)
Includes common shares subject to options exercisable within 60 days of May 26, 2002, as follows: Mr. Blum, 731,137 shares; Mr. Donald, 39,669 shares; Mr. Lee, 2,644,116 shares; Senator Mack, 890 shares; Mr. Otis, 153,162 shares; Mr. Rivera, 868,749 shares; Mr. Rose, 73,832 shares; Ms. Sastre, 24,051 shares; Mr. Smith, 9,000 shares; Mr. Sweatt, 936,696 shares; Ms. Wilson, 4,500 shares; and all directors and executive officers as a group, 7,341,095 shares.

  Includes common shares held by the trustee of the Darden Savings Plan in the Darden stock fund for the accounts of our executive officers with respect to which those officers have sole voting power and sole investment power, as follows: all directors and executive officers as a group, 111 shares. For further information about the voting and investment power of shares held in the plan, see footnote 3 to the table under the heading "Security Ownership of Principal Shareholders."

SHARE OWNERSHIP

  Includes restricted stock awarded under our Management and Professional Incentive Plan (MIP) and our Director Stock Plan as of May 26, 2002, and the fiscal 2002 restricted share awards issued June 19, 2002, with respect to which these officers or directors have sole voting power but no investment power, as follows: Dr. Berry, 4,500 shares; Mr. Blum, 93,204 shares; Mr. Erving, 4,500 shares; Mr. Lee, 108,614 shares; Senator Mack, 3,000 shares; Mr. Otis, 49,174 shares; Mr. Rivera, 63,436 shares; Ms. Sastre, 3,000 shares; Mr. Smith, 4,500 shares; Mr. Sweatt, 51,686 shares; Ms. Wilson, 3,000 shares; and all directors and executive officers as a group, 612,702 shares.

  Includes common shares held by the trustee of our Employee Stock Ownership Plan for the account of our executive officers, with respect to which these officers have sole voting power and no investment power, as follows: Mr. Lee, 1,436 shares; Mr. Sweatt, 2,129 shares; and all directors and executive officers as a group, 14,261 shares.

(2)
Includes phantom stock units allocated to the Darden stock fund under our Compensation Plan for Non-Employee Directors for the accounts of the following non-employee directors, with respect to which the individuals have no voting or investment power: Mr. Donald, 195 units; Senator Mack, 688 units; Mr. Rose, 1,922 units; Mr. Smith, 17,157 units; and all directors and executive officers as a group, 19,962 units.

  Includes phantom stock units allocated to the Darden stock fund under the FlexComp Plan, with respect to which the individuals have no voting or investment power as follows: all directors and executive officers as a group, 5,081 units.

  Includes restricted stock units awarded under the Director Stock Plan, with respect to which the individuals have no voting or investment power, as follows: Mr. Donald, 18,144 units; Mr. Erving, 9,089 units; Mr. Hughes, 4,505 units, Mr. Rose, 18,153 units; Ms. Sastre, 3,017 units; Ms. Wilson, 6,040 units; and all directors and executive officers as a group, 58,948 units.

(3)
For any individual or group, the percentages are calculated by dividing (1) the number of shares beneficially owned by that individual or group, which includes shares underlying options exercisable within 60 days, by (2) the sum of (a) the number of shares outstanding on May 26, 2002 (172,135,174 shares), plus (b) the number of shares underlying options exercisable within 60 days held by just that individual or group. This calculation does not include phantom stock units or restricted stock units.

(4)
Includes 300 shares held in a trust for a family member.

(5)
Includes 7,500 shares held in a trust for David H. Hughes.

(6)
Includes 1,200 shares owned by Mr. Lee's wife.

(7)
Popularly known as Connie Mack, III, Senator Mack files Section 16 reports (Forms 3, 4 and 5) under his legal name of Cornelius McGillicuddy, III.

(8)
Includes 38 shares held by one executive officer for a minor child.

SHARE OWNERSHIP

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

Except as indicated in the footnotes below, this table shows all persons that we know to beneficially own more than five percent of our outstanding common shares as of the end of our fiscal year on May 26, 2002. As indicated in the footnotes, we have based this information on reports filed by these persons with us and with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class (3)

Darden Savings Plan c/o American Express Retirement Services 733 Marquette Avenue Minneapolis, Minnesota 55402	14,262,824(4)	8.29%

Barclays Global Investors, N.A. 45 Freemont Street San Francisco, California 94105-2228	13,718,844(5)	7.97%

(1)
"Beneficial ownership" is a technical term defined under the Securities Exchange Act of 1934 to mean more than ownership in the usual sense. Under applicable rules, you beneficially own our common shares not only if you hold them directly, but also if you indirectly (such as through a relationship, a position as a director or trustee, or a contract or understanding) have or share the power to vote them, or sell them, or to acquire them within 60 days.

(2)
On February 4, 2002, Jennison Associates L.L.C., filed a Schedule 13G amendment with the SEC to report that it no longer beneficially owned in excess of 5% of our outstanding shares, and so is not included in the table.

(3)
The figure reported is a percentage of the total of 172,135,174 common shares outstanding on May 26, 2002, excluding treasury shares.

(4)
The common shares owned by the Darden Savings Plan are held in trust for the benefit of participants in the plan, for which American Express Retirement Services is trustee, subject to the direction of the plan's Administrative Committee. Participants are entitled to instruct the plan trustee how to vote all Company common shares allocated to their accounts (a total of 5,485,311 common shares as of May 26, 2002). All common shares allocated to participants for whom no voting instructions are received, and all unallocated common shares held by the plan (8,777,513 common shares as of May 26, 2002), will be voted by the trustee in the same proportion as it votes shares for which it did receive voting instructions.

(5)
Based on a Schedule 13G dated February 11, 2002, Barclay Global Investors, N.A. beneficially owned an aggregate of 9,145,896 shares (or 13,718,844 shares after adjusting to reflect our 3-for-2 stock split in the form of a 50% share dividend that was paid on May 1, 2002, to shareholders of record on April 10, 2002) either directly or through its affiliates or subsidiaries. Such entities had sole power to vote 8,706,177 shares (13,059,266 shares post-split) and sole dispositive power over all 9,145,896 shares (13,718,844 shares post-split).

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

This table shows the cash compensation and certain other components of compensation for the last three fiscal years for our Chief Executive Officer and our four other most highly compensated executive officers for the fiscal year ended May 26, 2002.

		Annual Compensation				Long-Term Compensation
						Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)(1)	Restricted Stock Awards ($)(2)(3)(4)		Securities Underlying Options (#)	LTIP Payouts ($)		All Other Compensation ($)(9)
Joe R. Lee Chairman of the Board and Chief Executive Officer	2002 2001 2000	775,240 750,000 738,557	1,085,900 947,700 1,107,800		16,659 15,865 28,846	545,534 477,072 551,698		367,500 374,063 412,500	— — —		676,300 568,061 483,595
Bradley D. Blum Vice Chairman	2002 2001 2000	536,132 500,000 493,461	668,700 505,400 592,200		— — 745	530,674 254,409 294,925	(5)	172,500 163,875 210,000	— — —		252,329 187,928 165,065
Richard E. Rivera Vice Chairman	2002 2001 2000	544,325 525,000 525,000	515,200 469,500 630,000		— — —	453,570 236,342 313,750	(5)	172,500 156,750 150,000	— — —		276,456 206,749 190,590
Blaine Sweatt, III Executive Vice President and President, New Business Development	2002 2001 2000	413,461 400,000 391,826	— 290,097 198,423	(6)	— 1,538 11,538	— 637,868 98,815	(6) (7)	165,000 142,500 150,000	— 977,040 —	(7)	164,669 424,501 116,418
Clarence Otis, Jr. Executive Vice President and Chief Financial Officer	2002 2001 2000	335,112 310,000 288,825	298,700 270,800 245,900		— — —	344,792 136,302 441,206	(5) (8)	124,818 75,525 60,000	— — —		96,562 77,260 60,455

(1)
These amounts relate to vacation cash-in and tax gross-ups. Perquisites that do not exceed the lesser of $50,000 or ten percent of the total annual salary and bonus for a given executive officer have been omitted.

(2)
Except where noted, the amounts for fiscal 2002 are based on the closing market price ($27.40) of our common shares on June 19, 2002, the date of grant of fiscal 2002 restricted stock awards under the MIP. Amounts for fiscal 2001 are based on the closing market price ($17.2066) of our common shares on June 20, 2001, the date of grant for these shares, and amounts for fiscal 2000 are based on the closing market price ($10.4583) of our common shares on June 21, 2000, the date of grant for these shares. Under the MIP, participants must deposit with us one personally owned common share of Darden for every two shares of restricted stock awarded. For the restricted stock to vest, a participant's personally owned shares must remain on deposit until the earlier of 100% vesting or three years. Restricted stock immediately vests in the event of a change in control of Darden.

(3)
The number and aggregate value of restricted stock holdings, including the fiscal 2002 award (valued at the closing market price of our common stock of $27.40 on June 19, 2002) and all other awards (valued at the closing market price of our common stock of $25.03 on May 24, 2002, the last trading day of the fiscal year) total: Mr. Lee, 108,614 shares ($2,765,795); Mr. Blum, 93,204 shares ($2,361,952); Mr. Rivera, 63,436 shares ($1,610,190); Mr. Sweatt, 51,686 shares ($1,293,700); and Mr. Otis, 49,174 shares ($1,243,803).

EXECUTIVE COMPENSATION

(4)
Under the MIP, Mr. Lee received restricted stock awards of 52,752 shares in fiscal 2000, 27,726 shares in fiscal 2001 and 19,910 shares in fiscal 2002; Mr. Blum received restricted stock awards of 28,200 shares in fiscal 2000, 14,786 shares in fiscal 2001 and 12,260 shares in fiscal 2002; Mr. Rivera received restricted stock awards of 30,000 shares in fiscal 2000, 13,736 shares in fiscal 2001 and 9,446 shares in fiscal 2002; Mr. Sweatt received restricted stock awards of 9,449 shares in fiscal 2000 and 8,487 shares in fiscal 2001, and participated in a special bonus arrangement in fiscal 2002 (see Note 6); and Mr. Otis received restricted stock awards of 11,709 shares in fiscal 2000, 7,922 shares in fiscal 2001 and 5,476 shares in fiscal 2002. All of these restricted stock awards vest ten years after the date of grant, except that accelerated vesting may occur for a variable percentage of these shares in each of the first five years following their grant, upon satisfaction of certain performance standards. Holders of restricted stock are entitled to receive dividends on those shares.

(5)
Mr. Blum, Mr. Rivera and Mr. Otis each received a one-time restricted stock grant of 7,500 shares related to promotions approved by the Compensation Committee on March 20, 2002. In each case, the value of the restricted stock is $194,750, based on the closing market price of our common stock of $25.9666 on April 1, 2002, the date of grant. The restricted stock vests 25% each year over a four-year period.

(6)
Under the MIP, the Compensation Committee may provide for bonuses for special projects. Such an arrangement was made under the MIP with Mr. Sweatt, providing for a special bonus payable in cash and restricted stock in connection with the successful development of a new restaurant concept. During the four-year project period, portions of Mr. Sweatt's annual MIP bonus may be invested and placed at risk, to be paid with additional cash and a grant of restricted stock upon approval by the Board of Directors of the new concept for national rollout, or otherwise forfeited. In fiscal 2002, Mr. Sweatt invested all of his bonus of $419,400 under this program. Although not reported in the table because it was invested, this bonus amount has been included for purposes of determining the five most highly compensated executive officers to be listed in the table. See "Long-Term Incentive Plans—Awards in Last Fiscal Year."

(7)
Mr. Sweatt received a special bonus under the MIP upon the Board of Directors' approval of the Smokey Bones BBQ Sports Bar concept for national rollout following a two-year development period. Portions of Mr. Sweatt's annual incentive bonuses for the 2000 and 2001 fiscal years were invested and placed at risk, to be paid with additional cash and a grant of restricted stock. Following the Board's approval of the rollout in June 2001, Mr. Sweatt received a bonus of $977,040 and 28,584 shares of restricted stock valued at $491,834 (based on the closing market price of our common stock of $17.2066 of our common shares on the date of grant, June 20, 2001). See the columns in the Summary Compensation Table captioned "Restricted Stock Awards" and "LTIP Payouts."

(8)
Mr. Otis received a one-time restricted stock grant of 30,000 shares related to his promotion to Senior Vice President and Chief Financial Officer. The value of the restricted stock is reported as $318,750 based on the closing market price of our common stock of $10.625 on December 16, 1999, the date of grant. The restricted stock vests 25% each year over a four-year period.

(9)
These amounts for fiscal 2002 are allocations under FlexComp, our non-qualified deferred compensation plan.

EXECUTIVE COMPENSATION

OPTION GRANTS IN LAST FISCAL YEAR

The following table summarizes awards of stock options during the fiscal year ended May 26, 2002, to the executive officers named in the Summary Compensation Table.

Individual Grants (1)
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Terms ($)(2)
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Share)	Expiration Date
					5% ($)	10% ($)
Joe R. Lee	367,500	6.36	17.09	6/20/11	3,949,820	10,009,619
Bradley D. Blum	150,000 22,500	2.60 ..39	17.09 26.14	6/20/11 4/01/12	1,612,171 369,884	4,085,559 937,360
Richard E. Rivera	150,000 22,500	2.60 ..39	17.09 26.14	6/20/11 4/01/12	1,612,171 369,884	4,085,559 937,360
Blaine Sweatt, III	165,000	2.86	17.09	6/20/11	1,773,398	4,494,115
Clarence Otis, Jr.	97,500 27,318	1.69 ..47	17.09 26.14	6/20/11 4/01/12	1,047,911 449,089	2,655,613 1,138,080

(1)
All options were granted under the 1995 Plan at the fair market value of our common shares on the grant date and generally expire ten years from the grant date. The options will become exercisable according to the following schedule: 50% after three years and 50% after four years. All options become exercisable immediately in the event of a change in control of Darden.

(2)
These assumed values result from prescribed rates of stock price appreciation. The actual value of the options is dependent on the future performance of our common shares and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

Under the MIP, the Compensation Committee of the Board of Directors may provide for bonuses for special projects. Such an arrangement was made under the MIP with Mr. Sweatt, one of the executive officers named in the Summary Compensation Table, providing for a special bonus payable in cash and restricted stock in connection with the successful development of a new restaurant concept. During the four-year project period, portions of Mr. Sweatt's annual MIP bonus may be invested and placed at risk, to be paid with additional cash and a grant of restricted stock upon approval by the Board of Directors of the new concept for national rollout, or otherwise forfeited. New restaurant development is important to us, and the compensation structure for key employees in this area is designed so that a significant portion of their compensation may be weighted toward long-term incentive compensation payable on achieving successful results. Mr. Sweatt elected to invest his fiscal 2002 bonus under this program as set forth in Note 6 to the Summary Compensation Table.

EXECUTIVE COMPENSATION

STOCK OPTION EXERCISES AND HOLDINGS

The following table summarizes the stock option exercises by the executive officers named in the Summary Compensation Table during the fiscal year ended May 26, 2002, and the value of the stock options held by these officers as of May 26, 2002.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)				Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(3)
			Conversion Plan (1)		1995 Plan (2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable	Exercisable	Unexercisable
Joe R. Lee	182,609	2,326,030	629,430	—	1,602,186	1,360,313	39,039,565	15,654,851
Bradley D. Blum	75,224	1,500,512	67,069	—	465,708	639,775	9,398,204	7,119,580
Richard E. Rivera	—	—	—	—	718,749	554,250	12,057,483	6,123,765
Blaine Sweatt, III	—	—	261,948	—	517,248	540,000	13,749,406	6,145,256
Clarence Otis, Jr.	—	—	—	—	96,912	286,593	1,700,564	2,878,881

(1)
These options were granted in 1995 under our Stock Option and Long-Term Incentive Conversion Plan (Conversion Plan) as a result of the conversion of stock options granted by General Mills, Inc., our former parent, to the named executive officers. General Mills options were adjusted so that two-thirds of the aggregate economic value of each stock option grant was retained in adjusted General Mills stock options, and one-third of the aggregate economic value of each stock option grant was converted into newly issued stock options to purchase our common shares. General Mills stock options retained by the named executive officers are not reported in this table. The aggregate economic value at the date of conversion of each named executive officer's stock option grants was neither increased nor decreased as a result of these adjustments, other than small differences due to rounding of whole shares.

(2)
These options were granted under the 1995 Plan.

(3)
The value of all unexercised in-the-money options equals the difference between the closing market price of our common stock of $25.03 on May 24, 2002, the last trading day of the fiscal year, and the exercise price, multiplied by the number of shares underlying such options.

EXECUTIVE COMPENSATION

DO EXECUTIVE OFFICERS CURRENTLY PARTICIPATE IN A DEFINED BENEFIT RETIREMENT PLAN?

No. None of our executive officers are currently active participants in qualified retirement plans sponsored by us. Until May 1995, however, when we were a wholly owned subsidiary of General Mills, Inc. and were known as General Mills Restaurants, Inc., or "GMRI," certain of our executive officers participated in qualified retirement plans sponsored by GMRI or by General Mills. Mr. Lee participated in GMRI's qualified defined benefit plan until January 1, 1989, and from January 1, 1989 through January 1, 1995, he accrued benefits under the Supplemental Retirement Plan of General Mills. Prior to January 1, 1989, Mr. Sweatt participated in GMRI's qualified defined benefit retirement plan. From January 1, 1989 through May 31, 1994, Mr. Sweatt accrued benefits under the Supplemental Retirement Plan of General Mills.

Following our spin-off from General Mills in May 1995, the GMRI Retirement Income Plan became our Retirement Income Plan (RIP) to be funded from a pension trust maintained by us (which has not required funding since the spin-off). Liability under the General Mills Supplemental Retirement Plan was transferred to us under a Supplemental Pension Plan (SPP) maintained for this purpose. Under the RIP and SPP, Mr. Lee and Mr. Sweatt will receive estimated annual aggregate benefits at normal retirement (age 65) of $368,448 and $51,935, respectively. These benefits are fixed, because the officers no longer are participating in the plans.

DO EXECUTIVE OFFICERS CURRENTLY PARTICIPATE IN ANY NON-QUALIFIED DEFERRED COMPENSATION PLAN?

Yes. We maintain a non-qualified deferred compensation plan for our officers and certain employees. Our FlexComp Plan permits participating executive officers to defer receipt of up to 15% of their base salaries and up to 100% of their annual incentive compensation. Amounts deferred under the plan are payable in cash on the date or dates selected by each participant in accordance with the terms of the plan or on such other date or dates specified in the plan. Deferred amounts are credited with gains and losses based on the performance of deemed investment alternatives, including our common stock, selected by the participant. During fiscal 2002, all of the executive officers named in the Summary Compensation Table participated in the plan. In July 2002, the plan was amended to permit the deferral of gain from the exercise of stock options and income that would otherwise be recognized upon lapse of restrictions applicable to restricted stock. Participants who elect these stock deferrals will be credited with stock units under the plan, which will be paid out in shares of our common stock upon a distribution from the plan. Dividend equivalents will be paid to participants currently in cash on such stock units credited under the plan. We also make certain contributions to executive officers' accounts under the FlexComp Plan as described in the Compensation Committee Report in this proxy statement.

DO ANY OF THE EXECUTIVE OFFICERS HAVE EMPLOYMENT AGREEMENTS?

No. None of our executive officers have employment agreements.

DO THE EXECUTIVE OFFICERS HAVE ANY CHANGE-IN-CONTROL ARRANGEMENTS?

Yes. As of May 26, 2002, we had management continuity agreements with all of our executive officers named in the Summary Compensation Table. The agreements provide for severance payments equal to three times the annual compensation of the officer (determined by then-current base salary plus highest cash bonus award during the preceding three years) and continuation of health and similar benefits for a three-year period if the officer is terminated

EXECUTIVE COMPENSATION

without Cause or voluntarily terminates employment with Good Reason (as defined in the agreements) within two years after we have a change in control. One year's compensation and continuation of benefits is provided if the officer is terminated without Cause more than two years after a change in control, or if he or she elects within 30 days after the first anniversary of the change of control to voluntarily terminate employment. The agreements provide for an initial two-year term, and are extended on each annual anniversary date for two years from the anniversary date, unless prior notice is given by us that the agreement will not be extended. We also have entered into related trust agreements to provide for payments under our non-qualified deferred compensation plans, including the Compensation Plan, the MIP, the FlexComp Plan and the management continuity agreements. Full funding is required upon a change in control of Darden.

In addition, stock options, restricted stock and restricted stock units issued under the 1995 Plan and the Conversion Plan all vest in full immediately if we experience a change in control, as defined in those plans.

DO WE HAVE SHARE OWNERSHIP GUIDELINES FOR EXECUTIVES?

Yes. In June 1997, we adopted share ownership guidelines for our officers. Under the guidelines, the Chief Executive Officer is to own, within seven years after June 1997, common shares valued at a multiple of four times the CEO's base salary. Other officer guidelines range from a multiple of three times base salary to one-half times base salary, depending on the officer's level of responsibility in the organization.

DO WE PROVIDE INCENTIVES FOR EXECUTIVES TO MEET THEIR SHARE OWNERSHIP GUIDELINES?

Yes. To assist officers in meeting the share ownership guidelines, we implemented the 1998 Stock Purchase/Option Award loan program (Loan Program) under the 1995 Plan. The Loan Program provides loans to officers to purchase shares of our common stock and awards two options for every new share purchased, up to a maximum total share value equal to a designated percentage of the officer's base compensation. The loan is full recourse and interest bearing, with a maximum loan amount of 75% of the value of the stock purchased. All stock purchased is held on deposit with us until the loan or applicable portion thereof is repaid. As of May 26, 2002, 72 of our officers have participated in the Loan Program. The current program has resulted in the purchase of a total of 345,204 shares by our officers. The interest rate for the loan is the applicable federal rate for mid-term loans with semi-annual compounding for the month in which the loan originates. As of May 26, 2002, for the executive officers named in the Summary Compensation Table above, whose indebtedness exceeded $60,000, their maximum outstanding principal balances at any time since the beginning of fiscal 2002 were: Mr. Blum, $114,909; Mr. Lee, $154,291; Mr. Otis, $105,227; and Mr. Rivera, $135,870. The outstanding principal balances of these loans as of May 26, 2002, the last day of fiscal 2002, and their applicable interest rates were: Mr. Blum, $79,839 at 6.54% and $35,070 at 4.66%; Mr. Lee, $154,291 at 6.54%; Mr. Otis, $58,432 at 6.54% and $46,795 at 4.93%; and Mr. Rivera, $135,870 at 5.84%.

Beginning on July 30, 2002, we will not make any new loans to our executive officers under the Loan Program or any other program. The Loan Program currently is under evaluation.

ARE THERE ANY OTHER RELATIONSHIPS OR RELATED TRANSACTIONS BETWEEN US AND OUR MANAGEMENT?

No. Except as discussed above, there are no other relationships or related transactions between us and our directors or executive officers of the type and amount required to be disclosed under applicable SEC rules.

COMPENSATION COMMITTEE REPORT

WHO IS ON THE COMPENSATION COMMITTEE AND WHAT DOES IT DO?

The Compensation Committee of the Board of Directors is composed entirely of independent outside directors. The Committee is responsible for setting and administering the policies that govern both annual compensation and stock ownership programs. The Committee annually certifies corporate performance objectives and evaluates our corporate performance for incentive plans. From time to time the Committee uses independent consultants to provide us with background information to assist us in performing our duties.

WHAT IS OUR PHILOSOPHY OF EXECUTIVE COMPENSATION?

We use cash and stock-based compensation for three purposes:

•
to focus executives on short- and long-term business strategies;
•
to reward individual, business unit and corporate performance; and
•
to align executives' interests with those of shareholders.

Ultimately, the goal is to maximize our success. As detailed in the Summary Compensation Table, a significant portion of our pay for executives is variable and is linked to performance.

WHAT IS OUR GOAL FOR CASH COMPENSATION?

Our goal for cash compensation is to pay competitive base salaries, with potential incentive bonuses under the MIP. If individual and corporate or unit performance is above average compared with the compensation peer group described below, then total cash compensation is intended to be above average within that group. Conversely, if performance is below average compared with the compensation peer group, then total cash compensation is intended to be below average.

The peer group against which compensation and performance are compared is comprised of publicly traded chain restaurant companies with substantial capitalization. Supplemental pay data is obtained from hospitality, retail and other general industry companies.

The compensation peer group is a broader group than the S&P Restaurants Index used in the total shareholder return performance graph at the end of this proxy statement. The S&P Restaurants Index is the only published index for purposes of such comparison, but does not include all appropriate comparable companies for compensation purposes.

We also encourage executives to exchange cash compensation for stock-based compensation. This is discussed below under the question "What Are the Components of Stock-Based Compensation?"

HOW ARE BASE SALARY INCREASES FOR EXECUTIVES DETERMINED?

Base salary increases, if any, for executive officers are determined annually by the Committee based on the individual performance of the executive officer and the executive's pay relative to the compensation peer group. The budgeted salary increase for all employees is also considered in determining base salary increases for executive officers.

WHAT IS THE MANAGEMENT AND PROFESSIONAL INCENTIVE PLAN?

Annual incentive awards are granted by the Committee to executive officers under our MIP, and are paid in a combination of cash and restricted stock. Awards to key executives are based on the impact of the individual's position on overall corporate results as measured by the position, level and base salary of the individual and the degree to which the individual can affect the results. Awards to executives who also serve as directors are subject to Board approval.

COMPENSATION COMMITTEE REPORT

As required by the MIP, the Committee met on June 19, 2002, to evaluate our performance and determine a corporate rating. This rating was based upon diluted earnings per share (EPS) growth, return on average capital actually achieved, and sales for fiscal 2002 compared to the targets approved by the Committee at the inception of fiscal 2002.

For fiscal 2003, the Committee seeks to encourage continuation of the momentum of significant improvement achieved in fiscal 2002. The fiscal 2003 targets require achievement of significant levels of EPS growth, return on gross investment (ROGI) and sales growth.

Under the MIP, the Committee may provide for bonuses for special projects. Such an arrangement was made under the MIP with Mr. Sweatt, one of the executive officers named in the Summary Compensation Table, providing for a special bonus payable in cash and restricted stock in connection with the successful development of a new restaurant concept. During the four-year project period, portions of Mr. Sweatt's annual MIP bonus may be invested and placed at risk, to be paid with additional cash and a grant of restricted stock upon approval by the Board of Directors of the new concept for national rollout, or otherwise forfeited. New restaurant development is important to us, and the compensation structure for key employees in this area is designed so that a significant portion of their compensation may be weighted toward long-term incentive compensation payable on achieving successful results. Mr. Sweatt elected to invest his 2002 bonus under this program as set forth in note 6 to the Summary Compensation Table.

WHAT ARE THE COMPONENTS OF STOCK-BASED COMPENSATION?

The Committee and management believe that broad and deep employee share ownership effectively facilitates the building of shareholder wealth and aligns the interests of employees with those of the shareholders.

The 1995 Plan enables us to attract and retain able employees with stock options, restricted stock and restricted stock units. Awards are made to employees, including most restaurant managers and salaried personnel meeting minimum service requirements, who are responsible for the growth and sound development of our business.

Regular stock options are granted by the Committee to executive officers and other employees based on their potential impact on corporate results (i.e., the employee's level of responsibility in the organization) and on their individual performance. During the fiscal year ended May 26, 2002, options were granted to a total of 70 officers and 3,440 additional employees under the 1995 Plan. Stock option grants to the Chief Executive Officer and other executive officers are periodically reviewed against option grants made by other large restaurant, hospitality and retail companies in the compensation peer group previously described.

The 1995 Plan permits executives to exchange part of their annual cash incentive payout for a grant of additional stock options. The size of the option grant is based on the amount of the incentive payout being exchanged and the present value of the stock options to be received. Executive officers may elect to exchange a maximum of 50% of their annual cash incentive payout for a grant of stock options.

The 1995 Plan also authorizes the Committee to make awards to selected employees of restricted stock and restricted stock units in an amount up to 2,250,000 of the 33,300,000 shares presently authorized under the plan. The Committee determines the number of shares to be awarded, the length of the restricted period, the purchase price, if any, to be paid by the participant, and whether any other restrictions will be imposed with respect to the awards.

The majority of restricted shares have been and will be granted as part of the stock matching

COMPENSATION COMMITTEE REPORT

program for participants in the MIP, which requires the participant to place on deposit a specified number of common shares owned for shares of restricted stock awarded. The size of each restricted stock award in that program is equal in value to 15%, 30% or 50% (depending on position level) of the participant's annual cash incentive award.

The Summary Compensation Table summarizes the options and restricted stock awards granted in fiscal 2002, 2001 and 2000 to the five most highly compensated executive officers. Further details regarding options granted in fiscal 2002 are provided in the table under "Option Grants in Last Fiscal Year." Included in the totals are options granted in exchange for annual cash incentive payout.

DO EXECUTIVE OFFICERS CURRENTLY PARTICIPATE IN A DEFINED BENEFIT RETIREMENT PLAN?

No. None of our executive officers currently are active participants in qualified retirement plans sponsored by us. Prior to January 1, 1995, certain of our current executive officers participated in defined benefit plans maintained by us when we were known as General Mills Restaurants, Inc., and were a wholly owned subsidiary of General Mills, Inc., or maintained by General Mills, Inc., and will receive benefits under those plans upon retirement, as explained above under "Executive Compensation" in response to the question "Do Executive Officers Currently Participate in a Defined Benefit Retirement Plan?"

WHAT ARE FLEXCOMP BENEFITS?

Currently, our executive officers participate in our FlexComp plan, a non-qualified deferred compensation arrangement. Our annual FlexComp contribution equals from 1.5% to 6% (based on our performance) of the officer's eligible annual earnings. An additional percentage of the officer's eligible annual earnings is contributed based on the officer's age and, if applicable, the years of service during which the officer was covered by a qualified retirement plan. After June 25, 2000, new participants receive a FlexComp contribution of 4% per year in place of the prior age and service contributions. FlexComp participants elect to have their FlexComp contributions credited with rates of return based on several investment alternatives. The plan does not have a guaranteed retirement benefit. The annual FlexComp contributions made by us for the accounts of the five most highly compensated executive officers are shown in the "All Other Compensation" column of the Summary Compensation Table.

WHAT ARE THE BASES FOR THE CHIEF EXECUTIVE OFFICER'S COMPENSATION?

During fiscal 2002, the Committee determined the Chief Executive Officer's base salary and stock option grant based on performance and an assessment of competitive market compensation practices for chief executive officers. The Committee met on June 19, 2002, to evaluate the Chief Executive Officer's performance for fiscal 2002, and its evaluation was reported to the independent directors of the Board. For fiscal 2002, the Compensation Committee perform-ance rating for Mr. Lee resulted in a bonus of $1,085,900. The rating and resulting bonus for Mr. Lee are based on various factors, including our having exceeded stated financial targets (i.e., EPS, ROC, sales growth, adjusted debt to adjusted capital ratio, fixed charge coverage ratio, and growth in operating profit), Mr. Lee's commitment to service excellence, his success in continuing to strengthen the organizational structure and depth of management talent, and his success in positioning the organization for long-term growth.

ARE THERE LIMITATIONS ON THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION?

Yes. Unless the conditions specified in the regulations under Section 162(m) of the Internal

COMPENSATION COMMITTEE REPORT

Revenue Code are met, we may not be entitled to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to persons named in the Summary Compensation Table. We believe that we meet all requirements for deductibility of executive compensation. We will continue to monitor whether our plans require amendment to continue to meet the deductibility requirements of the tax law without compromising the flexibility needed to meet our executive compensation goals.

IS THE COMMITTEE SATISFIED THAT OUR EXECUTIVE COMPENSATION PLANS MEET OUR OBJECTIVES?

Yes. The Compensation Committee is satisfied that the compensation and long-term incentive plans established for the Chief Executive Officer and the other executive officers are structured and administered to support our business strategy and to create strong linkage and alignment with our long-term best interests and those of our shareholders. The Committee will periodically reevaluate these programs to ensure they continue to do so.

WHO PREPARED THIS REPORT?

This report has been furnished by the members of the Compensation Committee:

Michael D. Rose, Chair Odie C. Donald David H. Hughes Maria A. Sastre Jack A. Smith Rita P. Wilson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee has ever served as an officer or employee of us or one of our subsidiaries or has had any relationship with us requiring disclosure under applicable SEC regulations.

AUDIT COMMITTEE REPORT AND AUDIT FEES

AUDIT COMMITTEE REPORT

WHICH DIRECTORS SERVE ON THE AUDIT COMMITTEE AND WHAT DOES IT DO?

The Audit Committee is composed of six non-employee directors, all of whom are independent under the rules of the New York Stock Exchange. The responsibilities of the Audit Committee include oversight of our independent auditors and internal auditors as well as oversight of management's conduct in our financial reporting process. The Audit Committee also recommends to the Board of Directors, subject to shareholder ratification, the selection of our independent auditors.

HOW DO THE RESPONSIBILITIES OF THE AUDIT COMMITTEE, MANAGEMENT AND OUR INDEPENDENT AUDITORS DIFFER?

Management is responsible for our internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

WHAT DOCUMENT GOVERNS THE ACTIVITIES OF THE AUDIT COMMITTEE?

The Audit Committee acts under a written charter adopted by the Board of Directors, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee's composition and meetings. An amended and restated version of the Audit Committee's charter was approved by the Board of Directors on March 21, 2002, and a copy is attached to this proxy statement as Exhibit B. The Audit Committee reviews the charter annually and remained in compliance with the charter during fiscal 2002.

HAS THE AUDIT COMMITTEE REVIEWED OUR AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 26, 2002?

The Audit Committee has:

•
reviewed and discussed the audited consolidated financial statements with our management; and
•
discussed with KPMG LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

HAS THE AUDIT COMMITTEE REVIEWED THE INDEPENDENCE OF OUR AUDITORS?

Yes. The Audit Committee has received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP that firm's independence from us.

HAS THE AUDIT COMMITTEE MADE A RECOMMENDATION REGARDING OUR AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR FISCAL 2002?

Yes. Based upon the reviews and discussions with management and the independent auditors described above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended May 26, 2002 for filing with the SEC.

HAS THE AUDIT COMMITTEE REVIEWED THE FEES PAID TO THE INDEPENDENT AUDITORS DURING FISCAL 2002?

Yes. The Audit Committee has reviewed and discussed the fees paid to KPMG LLP during the last fiscal year for audit and non-audit services, which are set forth below under the caption "Independent Auditor Fees," and has

AUDIT COMMITTEE REPORT AND AUDIT FEES

determined that the provision of the non-audit services are compatible with the firm's independence.

WHO PREPARED THIS REPORT?

This report has been furnished by the members of the Audit Committee:

Jack A. Smith, Chair Dr. Leonard L. Berry Odie C. Donald David H. Hughes Senator Connie Mack, III Rita P. Wilson

INDEPENDENT AUDITOR FEES

AUDIT FEES.

During fiscal 2002, the aggregate amount of fees billed to us by KPMG LLP for the fiscal 2002 audit and quarterly review services was $389,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

KPMG LLP did not render any services related to financial information systems design and implementation during fiscal 2002.

ALL OTHER FEES.

KPMG LLP rendered other services to us for fiscal 2002 consisting primarily of tax consulting, debt offering assistance, and audits of our employee benefit plans and the Darden Restaurants, Inc. Foundation. Aggregate fees billed or expected to be billed for these other services rendered by KPMG LLP for fiscal 2002 were $152,170.

SHARE PERFORMANCE GRAPH

This graph compares our total shareholder returns against the Standard & Poor's (S&P) 500 Stock Index, and our industry peer group as measured by the S&P Restaurants Index. The graph assumes that $100 was invested in our common shares and the other indices on May 25, 1997, and that all dividends were reinvested. The companies included in the S&P Restaurants Index, in addition to Darden, were as follows: McDonald's Corporation; Starbucks Corporation; Tricon Global Restaurants, Inc.; and Wendy's International, Inc. The stock prices shown are historical and do not determine future performance.

COMPARISON OF FIVE-YEAR TOTAL RETURN
DARDEN RESTAURANTS, INC., S&P 500 STOCK INDEX
AND S&P RESTAURANTS INDEX

Total Return Index	5/25/97	5/31/98	5/30/99	5/28/00	5/27/01	5/26/02
Darden Restaurants, Inc.	100.00	188.23	261.04	232.15	356.71	464.51
S&P 500	100.00	130.51	157.95	169.23	158.77	136.54
S&P Restaurants Index	100.00	123.85	153.31	138.78	127.93	140.34

GENERAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of our common shares to file with the SEC and the New York Stock Exchange reports of ownership and changes in ownership of our common shares. Directors, executive officers and greater-than-ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of these reports furnished to us since the beginning of fiscal 2001 and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our directors and executive officers and greater-than-ten-percent beneficial owners were satisfied except that: a Form 4 for Ms. Burns filed in September 2000 omitted to report the acquisition of stock options and subsequently was corrected on an amended Form 4 filed in July 2002; a late Form 5 for Ms. Dimopoulos was filed in July 2002 to report the acquisition of stock options in May 2001; and a late Form 5 for Mr. Helsel was filed in July 2002 to report the acquisition of stock options in May 2001.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS.

SEC rules require us to provide an Annual Report to shareholders who receive this proxy statement.

We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended May 26, 2002 (not including exhibits or documents incorporated by reference), are available without charge to shareholders upon written or oral request to Investor Relations, Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, Florida 32809, phone (407) 245-5510 or via the Internet at www.irinfo@darden.com.

YOUR VOTE IS IMPORTANT!

Please promptly mark, sign, date and return your proxy card in the enclosed envelope or follow the instructions on your card to vote by Internet or telephone.

BY ORDER OF THE BOARD OF DIRECTORS
Paula J. Shives Senior Vice President, General Counsel and Secretary
August 16, 2002

EXHIBIT A

DARDEN RESTAURANTS, INC.
2002 STOCK INCENTIVE PLAN

Section 1. Purpose.

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's shareholders.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

  (a)
  "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

  (b)
  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.

  (c)
  "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

  (d)
  "Board" shall mean the Board of Directors of the Company.

  (e)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

  (f)
  "Committee" shall mean the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

  (g)
  "Company" shall mean Darden Restaurants, Inc., a Florida corporation.

  (h)
  "Director" shall mean a member of the Board.

  (i)
  "Dividend Equivalent" shall mean any right granted under Section 6(d) of the Plan.

  (j)
  "Eligible Person" shall mean any employee, officer, consultant, advisor or non-employee Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

  (k)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (l)
  "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the mean of the high and low sales prices of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.

  (m)
  "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

  (n)
  "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

  (o)
  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

  (p)
  "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

  (q)
  "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

  (r)
  "Person" shall mean any individual, corporation, partnership, association or trust.

  (s)
  "Plan" shall mean this Darden Restaurants, Inc. 2002 Stock Incentive Plan, as amended from time to time.

  (t)
  "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

  (u)
  "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

  (v)
  "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

  (w)
  "Shares" shall mean shares of Common Stock, without par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

  (x)
  "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

  (y)
  "Stock Award" shall mean any Share granted under Section 6(e) of the Plan.

Section 3. Administration.

  (a)
  Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including, without limitation, whether a Participant shall be required to deposit with the Company shares of Common Stock owned by the Participant as a condition to receiving an Award; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

  (b)
  Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also a senior executive officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

  (c)
  Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

Section 4. Shares Available for Awards.

  (a)
  Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 8,550,000. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company in connection with a deferral election (including shares of Restricted Stock, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall again be available for granting Awards (other than Incentive Stock Options) under the Plan.

  (b)
  Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

  (c)
  Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

  (d)
  Award Limitations Under the Plan.

  (i)
  Section 162(m) Limitation. No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

  (ii)
  Limitation on Restricted Stock and Restricted Stock Units. No more than 1,700,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan, shall be available under the Plan for issuance pursuant to grants of Restricted Stock and Restricted Stock Units; provided, however, that any Shares covered by such Awards that expire, terminate or are forfeited shall again be available for grants of Restricted Stock and Restricted Stock Units for purposes of this limitation on grants of such Awards.

    (iii)
    Limitation on Awards Granted to Non-Employee Directors. Directors who are not also employees of the Company or an Affiliate may not be granted Awards in the aggregate for more than 5% of the Shares available for Awards under the Plan, subject to adjustment as provided in Section 4(c) of the Plan.

    (iv)
    Limitation on Incentive Stock Options. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 8,550,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Section 5. Eligibility.

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards.

  (a)
  Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

  (i)
  Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

  (ii)
  Option Term. The term of each Option shall be fixed by the Committee.

  (iii)
  Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee may permit a Participant to elect to defer receipt of all or a portion of the Shares issuable upon exercise of an Option, all on such terms and conditions as the Committee shall determine (including through the terms of the Company's FlexComp Plan).

  (b)
  Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

  (c)
  Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

  (i)
  Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The minimum vesting period of such Awards shall be three years from the date of grant, unless the Award is conditioned on performance of the Company or an Affiliate or on personal performance (other than continued service with the Company or an Affiliate), in which case the Award may vest over a period of at least one year from the date of grant. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant's death, disability or retirement or a change in control of the Company.

  (ii)
  Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units. The Committee may permit a Participant to elect to transfer shares of Restricted Stock to the Company in exchange for a deferred compensation right or Restricted Stock Units or elect to defer receipt of all or a portion of the Shares, cash or other property subject to Awards of Restricted Stock Units, all on such terms and conditions as the Committee shall determine (including through the terms of the Company's FlexComp Plan).

    (iii)
    Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

  (d)
  Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

  (e)
  Stock Awards. The Committee is hereby authorized to grant to a Director, who is not also an employee of the Company or an Affiliate, Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

  (f)
  Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(f), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine.

  (g)
  General.

  (i)
  Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

  (ii)
  Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

  (iii)
  Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

    (iv)
    Term of Awards. The term of each Award shall be for a period not longer than 10 years from the date of grant.

    (v)
    Limits on Transfer of Awards. Except as otherwise provided by the Committee or the terms of this Plan, no Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death. Any Participant who is subject to Section 16 of the Exchange Act and has reached age 55 and has at least 10 years of service with the Company and its Affiliates may transfer a Non-Qualified Stock Option to any "family member" (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefore) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

    (vi)
    Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Corrections.

  (a)
  Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the shareholders of the Company shall be required for any amendment to the Plan that:

  (i)
  requires shareholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company;

    (ii)
    increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

    (iii)
    increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

    (iv)
    permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3(a)(v) of the Plan; and

    (v)
    permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b)(ii) of the Plan.

  (b)
  Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.

  (c)
  Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding.

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions.

  (a)
  No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

  (b)
  Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

  (c)
  No Rights of Shareholders. Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

  (d)
  No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

  (e)
  No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

  (f)
  Governing Law. The internal law, and not the law of conflicts, of the State of Florida, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

  (g)
  Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

  (h)
  No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

  (i)
  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

  (j)
  Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held in 2002 and the Plan shall be effective as of the date of such shareholder approval.

Section 11. Term of the Plan.

Awards may be granted under the Plan until the Plan is terminated by the Board or until all Shares available for Awards under the Plan have been purchased or acquired, provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board's adoption of the Plan. The Plan shall remain in effect as long as any Awards are outstanding.

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EXHIBIT B

DARDEN RESTAURANTS, INC.
AUDIT COMMMITTEE OF THE
BOARD OF DIRECTORS
CHARTER

AUDIT COMMITTEE COMPOSITION AND MEETINGS.

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee shall consist of no less than three, nor more than seven, members of the Board of Directors. The Audit Committee members shall meet the requirements of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, as in effect from time to time, including the rules relating to the independence and financial literacy of each member. The members of the Audit Committee shall not be officers or employees of the Company or any of its subsidiaries. They will be independent of management and free from material business relationships that might interfere with the exercise of independent judgment. Each member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall meet at least annually with management and, privately in executive session, with the Vice President of the Company's internal auditing department and with the Company's independent auditors. The Committee shall maintain minutes of its meetings and report its findings to the Board after each Committee meeting.

PRIMARY PURPOSES OF THE AUDIT COMMITTEE.

The Audit Committee's primary purpose is one of oversight. The Committee's primary duties and responsibilities are to:

•
Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting.

•
Monitor the independence and performance of the Company's independent auditors and internal auditing department.

•
Provide a channel of communication among the Board, the independent auditors, internal auditors, management and other concerned individuals.

•
Report to the Board of Directors to assist the Board in meeting its fiduciary duties to the Company and the Company's shareholders.

The Audit Committee may conduct or authorize investigations into any matters within the Committee's scope of responsibilities, as defined by this Charter, and shall have direct access to the independent auditors as well as anyone in the organization. The Audit Committee may retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary to perform its duties.

SPECIFIC AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES.

The specific responsibilities and duties of the Audit Committee are as follows:

Oversight of Financial Reporting Process

1.
In consultation with management, the independent auditors and the internal auditors, review the integrity of the Company's financial reporting processes and internal controls, including the process for assessing risk of fraudulent financial reporting and detection of major control weaknesses. Review significant financial risk exposures, including off balance sheet financing, if any, and the steps management has taken to monitor and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

2.
Review, in conjunction with the full Board, the Company's annual audited financial statements prior to filing or distribution, and recommend to the Board whether the audited financial statements should be included in the Annual Report on Form 10-K. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. The Audit Committee should consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

3.
Review with financial management and the independent auditors the Company's quarterly and year-end financial results prior to the release of earnings.

4.
Review proposed significant changes in accounting policies to be used by the Company.

5.
Review the amounts of goodwill and other intangibles to be carried on the Company's financial statements and make appropriate recommendations to the Board of Directors.

6.
Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

Oversight of Independent Auditors

1.
Confirm with the independent auditors that the auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the independent auditors and recommend to the Board the appointment or removal of the independent auditors for the annual audit of the Company. The Board of Directors shall appoint the independent auditors, and although not required, may, at its option, submit such appointment to the shareholders of the Company for ratification at the annual meeting in order to obtain the views of the shareholders. If the appointment is not ratified by the shareholders, the Board will reconsider its selection.

2.
Review any significant engagements of the independent auditors and all other significant relationships with the auditors that could impair their independence.

3.
Approve the fees charged for all services performed by the independent auditors. Review the amounts of fees paid to the independent auditors for audit and non-audit services.

4.
Review with the independent auditors their audit plan, including the scope of their audit and general audit approach. The Committee may request or recommend supplemental review or other audit procedures as the Committee deems necessary.

5.
Meet at least annually, without management present, with the Company's independent auditors to discuss the Company's cooperation with the independent auditors and other matters as deemed appropriate.

6.
Prior to releasing year-end earnings, discuss with the independent auditors the results of the audit and certain other matters required to be communicated to audit committees in accordance with AICPA SAS 61.

Oversight of Internal Audit Department

1.
Review the budget, plan, organizational structure, staffing and qualifications of the internal audit department.

2.
Review any significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

Other Audit Committee Responsibilities

1.
Review the scope, coverage and results of employee benefit plan audits with management.

2.
Review the quality and depth of staffing in the Company's accounting, information services and financial departments, as needed.

3.
Review the expenses and perquisites of Company directors and executive officers.

4.
Review the independent auditors' management letters.

5.
Annually prepare a report to shareholders as required by the SEC, covering the findings and recommendations of the Committee, and include the report in the Company's annual proxy statement.

6.
Carry out any other specific assignment or activity consistent with this Charter, the Company's By-laws and governing law as the Board of Directors or the Committee deems necessary or appropriate.

Adopted: April 12, 1995
Amended and restated: December 14, 1995,
(deemed as of June 1, 1995)
Amended: December 16, 1999
Amended and Restated March 21, 2002

Darden Restaurants, Inc.
Annual Meeting of Shareholders
Gaylord Palms Orlando Resort Hotel
6000 W. Osceola Parkway
Kissimmee, Florida 34746
10:00 a.m. Eastern Daylight Savings Time
Thursday, September 19, 2002

You can submit your proxy by Internet, telephone or mail.
Please use only one of these three voting methods.

BY MAIL		BY TELEPHONE		THROUGH THE INTERNET

Mark, sign and date your proxy card and return it in the enclosed envelope to: Wachovia Bank, NA Attn: Proxy Tabulation NC-1153 P.O. Box 217950 Charlotte, NC 28254-3555	Or
(Available only until 4:00 p.m. EDST on September 18, 2002)
		Call toll free 1-888-216-1297 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to enter the control number in the box above; then just follow the simple instructions.	Or
(Available only until 4:00 p.m. EDST on September 18, 2002)
Access the website at https://www.proxyvotenow.com/dar to authorize the voting of your shares. You may access the site 24 hours a day, 7 days a week. You will be prompted to enter the control number in the box above; then just follow the simple instructions.

        If you vote by Internet or telephone, please DO NOT mail back this proxy card.

THANK YOU FOR VOTING!

\*/    \*/

The undersigned hereby appoints Joe R. Lee, Clarence Otis, Jr. and Paula J. Shives, and each of them, as proxies with full power of substitution, to vote all common shares which the undersigned has power to vote at the 2002 Annual Meeting of Shareholders of Darden Restaurants, Inc. to be held at 10:00 a.m. EDST on September 19, 2002, at Kissimmee, Florida, and at any adjournment thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting.

Date:	, 2002

(Shareholder(s) Sign Here)
Please sign exactly as name appears. Joint owners should each sign. Executors, administrators, trustees, custodians, etc. should so indicate when signing. If signer is a corporation, please sign full corporate name by duly authorized officer.

\*/    \*/

DARDEN RESTAURANTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.
THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.

1.	Election of Directors:	(01) Leonard L. Berry; (02) Bradley D. Blum; (03) Odie C. Donald; (04) Julius Erving, II;
(05) David H. Hughes; (06) Joe R. Lee; (07) Senator Connie Mack, III;
(08) Richard E. Rivera; (09) Michael D. Rose; (10) Maria A. Sastre;
(11) Jack A. Smith; (12) Blaine Sweatt, III; (13) Rita P. Wilson.
/ / FOR all listed nominees / / WITHHOLD AUTHORITY to vote for all listed nominees
/ / FOR all listed nominees EXCEPT the following: (Instruction: To withhold authority to vote for any individual nominee(s), write the name of such nominee(s) in the space provided.)

2.	Approval of the Darden Restaurants, Inc. 2002 Stock Incentive Plan. / / FOR / / AGAINST / / ABSTAIN
3.	Approval of appointment of KPMG LLP as independent auditors. / / FOR / / AGAINST / / ABSTAIN
Please indicate whether you will attend the 2002 Annual Meeting of Shareholders in Kissimmee, Florida on September 19, 2002.
/ /  I plan to attend the annual meeting.        / /  I do not plan to attend the annual meeting.

If you vote by Internet or telephone, please DO NOT mail back this proxy card.

QuickLinks

EXHIBIT A DARDEN RESTAURANTS, INC. 2002 STOCK INCENTIVE PLAN
EXHIBIT B DARDEN RESTAURANTS, INC. AUDIT COMMMITTEE OF THE BOARD OF DIRECTORS CHARTER